Exhibit 99.1

California | Colorado | Georgia | Illinois | New Jersey | New York | Texas | Virginia | Washington D.A. Davidson’s 27 th Annual Financial Institutions Conference May 5 - 7, 2025 NASDAQ | HAFC

2 TABLE OF CONTENTS HANMI PROFILE 05 – 20 1Q25 PERFORMANCE RESULTS 21 – 37 LOAN PORTFOLIO DETAILS 1Q25 FINANCIAL SUMMARY NON - GAAP RECONCILIATION 49 – 50 38 – 47 48 – 48

3 FORWARD - LOOKING STATEMENTS Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating and financial performance, financial position and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, financial condition and results of operations, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as changes in governmental policy, legislation and regulations, changes in monetary policy, economic uncertainty and changes in economic conditions, potential recessionary conditions, inflation, the effect of the imposition of tariffs, fluctuations in interest rate and credit risk, competitive pressures, our ability to access cost - effective funding, the ability to enter into new markets successfully and capitalize on growth opportunities, balance sheet management, liquidity and sources of funding, the size and composition of our deposit portfolio, and including the percentage of uninsured deposits in the portfolio, increased assessments by the Federal Deposit Insurance Corporation, risk and effect of natural disasters, a failure in or breach of our operational or security systems or infrastructure, including cyberattacks, the adequacy of and changes in the methodology of calculating our allowance for credit losses, and other operational factors . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated April 22 , 2025 , including the section titled “Forward Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission . The Company disclaims any obligation to update or revise the forward - looking statements herein .

4 NON - GAAP FINANCIAL INFORMATION This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, and tangible common equity per share and pro forma regulatory capital . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period to period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation .

Second Largest Korean - American Bank in the U.S. • Founded in 1982 in Los Angeles, as the first Korean - American bank • 32 full - service branches and 5 loan production offices and 3 loan centers across 9 states • Focused on MSAs with high Asian - American and multi - ethnic populations • Strong track record of growth • Well capitalized, significantly above regulatory requirements Experienced Bankers with Deep Community Ties 3 1 1 1 1 5 1 NATIONWIDE NETWORK 1 2 Branch Loan Production Office (LPO) & Loan Centers 1 20 2 TOTAL ASSETS $6.3B LOANS $6.6B DEPOSITS 9.8% LOAN GROWTH (1) 9.59% TCE/TA (2) RATIO $24.49 TBVPS (2) INVESTMENT HIGHLIGHTS $7.7B As of 1Q25 (1) CAGR based on the average loan growth between 2013, when new executive management was appointed, and 1Q25 (2) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide 5 1

MANAGEMENT TEAM 6 Bonnie Lee President & CEO With 39 years of banking experience and 12 years at Hanmi. Previous Experience: BBCN Bancorp, Shinhan Bank America, Nara Bank Romolo Santarosa SEVP, Chief Financial Officer With 34 years of banking experience and 10 years at Hanmi. Previous Experience: Opus Bank, First California Financial Group Anthony Kim SEVP, Chief Banking Officer With 31 years of banking experience and 12 years at Hanmi . Previous Experience : BBCN Bancorp Matthew Fuhr EVP, Chief Credit Officer With 29 years of banking experience and 10 years at Hanmi . Previous Experience : Pacific Western Bank, FDIC Larsen Lee EVP, Head of Consumer Lending With 29 years of banking experience and 5 years at Hanmi. Previous Experience: Royal Business Bank, Pacific City Bank, Bank of America, Washington Mutual Anna Chung EVP, Chief SBA Lending Officer With 42 years of banking experience and 11 years at Hanmi. Previous Experience: East West Bank, Nara Bank, Wilshire Bank, First American Bank Navneeth Naidu EVP, Chief Technology Officer With 23 years of banking experience and 7 years at Hanmi. Previous Experience: Columbia Bank, American Marine Bank, First Capital Bank of Texas Michael Du EVP, Chief Risk Officer With 26 years of banking experience and 6 years at Hanmi. Previous Experience: Pacific Western Bank, Unify Financial Federal Credit Union Joseph Pangrazio SVP, Chief Accounting Officer With 27 years of banking experience and 3 years at Hanmi . Previous Experience : Bank of the West, Arthur Andersen

• Acquired Central Bancorp, Inc. ($1.3 billion in assets) THE HANMI TIMELINE 7 (1) U.S. subsidiaries of Korean Corporations • First Korean American Bank in the U.S. • Began offering SBA loans • Acquired First Global Bank • Listed HAFC common stock • Acquired Pacific Union Bank ($1.2 billion in assets) • Completed $70 million secondary common stock offering • Acquired Commercial Equipment Leasing Division ($228 million in assets) • Assets surpassed $5 billion • Opened a Manhattan, NY branch • Assets surpassed $7 billion • Celebrated 40 th Anniversary • Launch of USKC (1) • Revitalization of mortgage lending • Opened Chinatown branch in Houston, Texas • Opened Representative Office in Seoul, South Korea 1982 1988 2001 2004 2007 2014 2016 2017 2018 2020 2022 2024 For over 40 years, we have been dedicated to helping our stakeholders bank on their dreams.

WHY HANMI ? 8 • Strong 10% CAGR in average loans since 2013 • Significant progress diversifying loan portfolio across CRE, equipment finance, RRE, and multi - family • Allowance for credit losses to loans was 1.12% and nonperforming assets were 0.46% of total assets • Strong 9% CAGR in average deposits since 2013 • Average noninterest - bearing deposits of $1.90 billion represent 30% of average deposits • Business deposits represent 55% of total deposits • Quarterly cash dividend of $0.27 per share, representing 5.05% yield (1) • Tangible common equity to tangible assets (2) was 9.59%, common equity tier 1 capital ratio was 12.13% and total capital ratio was 15.29% • Bank is well - capitalized, significantly exceeding minimum capital requirements • 90% of Board directors are independent; all participate in a Board Assessment through Nasdaq Board Advisory Services annually • Annual shareholder engagement program to discuss executive compensation and governance practices • $7.5 million long - term commitment to a Community Reinvestment Act fund All figures as of March 31, 2025 unless otherwise specified (1) The annualized dividend yield is calculated based on the 20 - day average VWAP of $21.39 as of April 14,2025 (2) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Prudent Capital Management Diversified Loan Portfolio Premier Deposit Franchise Strong Corporate Governance

RRE (1) 5% CRE (2) 85% C&I (3) 10% 14% Equipment Finance 7% RRE (1) 16% CRE (2) 63% (3) C&I Loan Composition (as of December 31, 2013) $2.23 Billion SUCCESSFUL PORTFOLIO DIVERSIFICATION STRATEGY Significant progress reducing CRE concentration from 85% of total portfolio to 63% Loan Composition (as of March 31, 2025) $6.28 Billion (1) RRE includes Consumer loans (2) $144.5 million or 7.6% and $105.2 million or 2.6% of the CRE portfolio is unguaranteed SBA loans at December 31, 2013 and March 31, 2025, respectively (3) $7.0 million or 3.1% and $52.2 million or 6.1% of the C&I portfolio is unguaranteed SBA loans at December 31, 2013 and March 31, 2025, respectively 9

$2,902 $2,441 $2,157 $4,039 $3,423 $4,456 $4,508 $4,685 $4,795 $5,597 $5,968 $6,111 $6,190 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 AVERAGE LOAN TREND ($ in millions) 10 Strong average loan growth reflecting a 10% CAGR since 2013

59% 55% 65% 70% 70% $3,503 $3,608 $4,160 $4,461 $4,691 $4,946 $5,560 $5,950 $6,191 $6,308 $6,358 66% 73% 71% 70% 67% 70% $2,872 $2,391 30% 30% 35% 45% 41% 34% 27% 29% 30% 33% 30% 69% 31% 69% 31% Q125 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 Noninterest - bearing deposits Interest - bearing deposits AVERAGE DEPOSIT TREND ($ in millions) Strong deposit growth reflecting a 9 % CAGR since 2013 . Average noninterest - bearing deposits have grown by 9 % CAGR since 2013 and now represents 30 % of total deposits . 11

$40 $50 $54 $56 $55 $58 $33 $42 $99 $101 $80 $62 $18 $1.26 $1.56 $1.68 $1.75 $1.69 $1.79 $1.06 $1.38 $3.22 $3.32 $2.62 $2.05 $0.58 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 NET INCOME TREND 12 EPS Net Income ($ in millions) A track record of steady earnings growth at 7% CAGR between 2013 - 18 as the interest rate environment remained relatively steady. 2020 - 22 net income reflected the effect of the pandemic and the gradual receding from its uncertainties ending in 2022 with $101 million in net income. 2023 - 24 observed the lagging effect of the 500 - bps increase in the Federal funds rate.

NET INTEREST INCOME & NIM TREND 13 NIM 3.94% Net Interest Income ($ in millions) $160 $148 $123 $109 $177 $181 $176 $181 $195 $238 $221 $203 $55 3.88% 3.90% 3.95% 3.82% 3.57% 3.37% 3.19% 3.08% 3.50% 3.08% 2.78% 3.02% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25

NONINTEREST INCOME TREND 14 NII/Average Assets 71% 92% 82% 82% 74% 80% 81% 88% 57% 72% 83% 76% 71% 29% 8% 18% 18% 26% 20% 19% 12% 43% 28% 17% 19% 26% 5% $28 3% $42 Noninterest Income ($ in millions) $48 $33 $33 $25 $28 $43 $40 $34 $34 $32 $8 0.99% 1.24% 1.17% 0.76% 0.67% 0.46% 0.50% 0.73% 0.62% 0.49% 0.46% 0.42% 0.41% 2013 2014 2015 2016 2017 Service charges, fees, and other 2021 2022 2023 2024 Gain on sale of mortgage loans 1Q25 2018 2019 2020 Gain on sale of SBA loans

NONINTEREST EXPENSE TREND 15 NIE/Average Assets Non - Interest Expense ($ in millions) $98.6 $78.2 $115.3 $108.2 $114.1 $117.6 $125.9 $119.1 $124.5 $130.3 $136.5 $141.3 $35.0 2.77% 2.89% 2.83% 2.47% 2.30% 2.19% 2.30% 2.02% 1.90% 1.85% 1.84% 1.87% 1.86% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25

ALLOWANCE FOR CREDIT LOSSES TREND 16 Allowance for Credit Losses ($ in millions) $58 $53 $43 $32 $31 $32 $61 $90 $73 $72 $69 $70 $71 0.84% 0.72% 0.70% 1.35% 1.33% ACL/Total Loans 2.58% 1.89% 1.85% 1.41% 1.20% 1.12% 1.12% 1.12% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25

NONPERFORMING ASSETS TREND 17 NPAs/Total Assets Nonperforming Assets ($ in millions) $63.8 $83.0 $9.8 $14.3 $0.8 $15.8 $8.5 $0.1 $2.4 $0.1 0.87% 0.97% 0.65% 0.40% 0.34% 0.29% 1.15% 1.38% 0.20% 0.14% 0.21% 0.19% 0.46% $35.6 $0.1 $0.1 $15.5 $0.1 $0.7 $13.4 $0.7 $15.5 $1.9 $15.8 $7.5 $11.4 $19.1 $25.3 $25.9 1Q25 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 Nonperforming Loans OREO

NET CHARGE OFFS ( RECOVERIES) TREND 18 Net charge offs (recoveries) to average loans $1.0 $2.2 $2.7 $4.5 $3.5 $7.7 ($1.4) ($2.0) $26.4 ($9.7) $7.2 ($0.1) ($3.6) ($0.1) ($1.4) ($1.9) ($1.9) Net charge offs (recoveries) ($ in millions) $6.3 $6.2 $6.3 $6.2 $2.2 $1.2 $3.1 $0.8 $0.7 $30.9 $1.4 $0.4 $1.0 ($6.3) 2021 $7.0 $4.1 $1.9 $2.0 0.29% - 0.06% - 0.07% 0.18% 0.05% 0.07% 0.02% 0.66% - 0.13% 0.02% 0.12% 0.07% 0.13% 2013 2014 2015 2016 2017 2018 2019 Equipment finance NCOs 2020 2022 2023 2024 1Q25 Other NCOs

# RISK MANAGEMENT

## CRE Concentration

Hanmi has not exceeded the supervisory criteria to be considered to have CRE concentration risk under regulatory guidance[1]; however, Hanmi's risk management practices address the six elements of regulatory guidance[2]



376%
369%
369%
357%
343%
335%
300%
50%
14%
13%
14%
18%
14%
4%
2019
2020
2021
2022
2023
2024
NOO CRE 3-Year Growth Rate
NOO CRE Loans to Tier 1 Capital and Allowable Allowance

## Liquidity Stress Test

Hanmi's risk management practices include comprehensive contingency funding plans intended to plan for funding needs in scenarios of liquidity shortfall. Management performs the test quarterly. The recent stress test indicates that the Bank could withstand a severe stress[3] scenario and remain above policy minimums



24.8%
30.8%
6.3%
29.0%
Month 1
Month 12
Funds Available (% of Assets)
Stress Assumption
Relief Assumption
Month 1: Stress test begins; Month 12: Stress test ends

## Capital Stress Test

Hanmi is not required to perform a capital stress test; however, Hanmi's risk management practices include an annual capital stress test for the Company and the Bank using applicable CCAR assumptions[4]



14.95%
14.70%
8.00%
12.20%
11.80%
6.00%
11.86%
11.40%
4.50%
10.37%
10.10%
4.00%
Total Risk-based Capital
Tier 1 Capital
CET 1 Capital
Tier 1 Leverage
Company
Severely Adverse Case (+2 Years)
Adequately Capitalized (CCAR/DFAST)

(1) Source: FDIC Financial Institution Letters (FIL-64-2023), as of December 18, 2023; also total ADC (Acquisition, Development, and Construction) loans are well below 100% of Bank's total capital for all periods presented
(2) Six elements of regulatory guidance – (1) maintain strong capital levels, (2) ensure that credit loss allowances are appropriate, (3) manage construction and development (C&D) and CRE loan portfolios closely, (4) maintain updated financial and analytical information, (5) bolster the loan workout infrastructure, (6) maintain adequate liquidity and diverse funding sources
(3) Liquidity stress test based on deposits at December 31, 2024. Severe stress scenario makes the following stress assumptions: (a) 22% deposit outflow over 12 months, (b) Bank unable to replace wholesale deposits, and (c) federal fund lines cut off, and the following relief assumptions: (a) loan-and-securities based FHLB capacity adjusted down for increased haircut, and (b) Bank's assets (loans) are sold to abate the liquidity crisis. Under "Stress Assumption", funds available represent cash, securities, and borrowing capacity from FHLB. Under "Relief Assumption", funds available represent funds under "Stress Assumption" and cash proceeds from loans sale
(4) Capital ratios at December 31, 2023 for the Company. 2024 CCAR makes the following assumptions: (a) trough real GDP growth declining by 11.6%, (b) peak unemployment rate reaching 10.0%, (c) housing prices declining by 36.0%, and (d) CRE valuations declining by 40.0%

19

CORPORATE GOVERNANCE 20 Oversight Hanmi is committed to sound corporate governance principles and maintains formal Corporate Governance Guidelines and a Code of Business Conduct and Ethics for employees, executive officers, and directors . Nominating and Corporate Governance (NCG) Committee NCG Committee identifies individuals qualified to become directors, and has oversight over corporate governance principles applicable to Hanmi. ESG sub - committee, within NCG Committee, has the primary oversight of corporate citizenship and ESG - related matters. The NCG Committee held 4 meetings in 2022. Risk, Compliance and Planning (RCP) Committee The RCP Committee provides oversight of the enterprise risk management framework, and also oversees the strategic planning and the budgetary function. The RCP Committee held 8 meetings in 2022. Audit Committee The Audit Committee is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, and our audit process and policies. The Audit Committee held 12 meetings in 2022. Compensation and Human Resources (CHR) Committee The CHR Committee oversees the compensation of Hanmi’s executive officers and administers Hanmi’s compensation plans. The CHR Committee held 9 meetings in 2022. Source: 2025 Proxy Statement Governance and management of environmental and social impact create long - term value for our stakeholders. Our Board The NCG Committee believes the Board should encompass a broad range of talent, skill, knowledge, experience, diversity, and expertise. Our board is currently comprised of eleven directors, four of whom are female and seven of whom are of Asian descent. We believe the diverse composition of our board is a competitive advantage. The knowledge, experience and viewpoints espoused by our directors lead to more meaningful, strategic decisions and leads to meaningful and innovative discussions to better serve our stakeholders. Shareholder Engagement • Annual shareholder engagement program to discuss executive compensation and governance practices • Ethics Hotline that allows for confidential reporting of any suspected concerns or improper conduct

21 1Q25 HIGHLIGHTS (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Net Income $17.7M Diluted EPS $0.58 ROAA 0.94% ROAE 8.92% NIM 3.02% Efficiency Ratio 55.69% Earnings Performance • Net income of $17.7 million, unchanged from the prior quarter • Net interest margin up 11 basis points from the prior quarter, resulting in net interest income of $55.1 million, up 3.1% from the prior quarter • Noninterest income of $7.7 million, up 5.0% from the prior quarter and noninterest expense of $35.0 million, up 1.3% from the prior quarter Loans and Deposits • Deposits up 2.9% from the prior quarter, with noninterest - bearing demand deposits representing 31.2% of total deposits; cost of interest - bearing deposits of 3.69%, down 27 bps from the prior quarter • Loans up 0.5% from the prior quarter; loan yield of 5.95%, down 2 basis points from the prior quarter • Loan production of $345.9 million with a weighted average coupon of 7.35% Asset Quality • Credit loss expense of $2.7 million • Net loan charge - offs to average loans of 0.13% • Allowance for credit losses to loans of 1.12% Capital • Tangible common equity to tangible assets of 9.59% (1) • Common equity tier 1 capital ratio of 12.13% • Total risk - based capital ratio of 15.29%

# LOAN PRODUCTION

Loan production of **$345.9 million** in the first quarter included a meaningful contribution from residential mortgage production, which **increased 37% to $55.0 million** quarter-over-quarter.

**$146.6M**
Commercial real estate loan production[6]

**$42.3M**
Commercial and industrial loan production

**$46.7M**
Equipment finance production

**$55.0M**
Residential mortgage[4] production

**$55.2M**
SBA[2,3] loan production



Weighted Average Coupon on New Production
8.02%
8.31%
7.92%
7.37%
7.35%
($ in millions)
$234.0
$273.9
$347.8
$339.0
$345.9
1Q24: 26% 22% 17% 23% 12%
2Q24: 32% 21% 16% 11% 20%
3Q24: 32% 30% 11% 12% 15%
4Q24: 43% 18% 12% 12% 15%
1Q25: 42% 12% 14% 16% 16%
1Q24
2Q24
3Q24
4Q24
1Q25
CRE[6]
C&I[5]
Equipment Finance
RRE[1,4]
SBA[2,3]

(1) Residential mortgage includes $0.3 million of consumer loans for 1Q24
(2) $30.8 million, $54.5 million, $51.6 million, $49.7 million, and $55.2 million of SBA loan production includes $12.2 million, $31.4 million, $25.6 million, $15.4 million, and $30.8 million of loans secured by CRE and the remainder representing C&I for 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25 respectively
(3) Production includes purchases of guaranteed SBA loans of $10.2 million, $14.5 million, $13.7 million, $20.3 million, and $11.0 million for 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25, respectively
(4) Production includes mortgage loan purchases of $5.2 million, $10.7 million, and $10.0 million for 2Q24, 3Q24, and 1Q25, respectively
(5) Production includes C&I loan purchases of $0.6 million for 4Q24
(6) Production includes CRE loan purchases of $13.3 million for 1Q25

22

# LOAN PORTFOLIO



$6.28 Billion Loan Portfolio
(as of March 31, 2025)
Equipment Finance 7%
C&I 14%
RRE[3] 16%
CRE Investor (non-owner)[2] 43%
CRE Owner[2] 12%
CRE Multifamily[2,5] 7%
CRE Construction[2] 1%

| | Outstanding ($ in millions) | 1Q25 Average Yield |
|---|---|---|
| Commercial Real Estate (CRE)[1,2] Portfolio | $3,975 | 5.65% |
| Residential Real Estate (RRE)[3] Portfolio | $980 | 5.39% |
| Commercial & Industrial (C&I)[1] Portfolio | $854 | 7.76% |
| Equipment Finance Portfolio | $473 | 6.50% |

| | # of Loans | Weighted Average Loan-to-Value Ratio[4] | Weighted Average Debt Coverage Ratio[4] |
|---|---|---|---|
| CRE[2] Investor (non-owner) | 859 | 48.9% | 2.04x |
| CRE[2] Owner Occupied | 709 | 46.1% | 2.75x |
| CRE[2,5] Multifamily | 156 | 53.7% | 1.58x |

Note: Numbers may not add due to rounding
(1) Includes syndicated loans of $357.6 million in total commitments ($255.1 million disbursed) across C&I ($255.8 million committed and $178.9 million disbursed) and CRE ($101.8 million committed and $76.2 million disbursed)
(2) CRE is a combination of Investor (non-owner), Owner Occupied, Multifamily, and Construction. Investor (or non-owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner occupied property is where the borrower owns the property and also occupies it. The primary source of repayment is the cash flows from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units.
(3) Residential real estate is a loan (mortgage) secured by a single family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $1.3 million of HELOCs and $6.2 million in consumer loans
(4) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently
(5) $74.5 million, or 17.42%, of the CRE multifamily loans are rent-controlled in New York City

23

4.16% 4.27% 4.27% 3.96% 3.69% Interest - bearing Deposit Costs $4,462 $4,361 $4,397 $4,384 $4,409 1Q25 4Q24 3Q24 2Q24 1Q24 Average Interest - bearing Deposits DEPOSIT PORTFOLIO Total deposits increased 3 % to $ 6 . 62 billion , led by a $ 140 . 4 million, or 7% , increase in money market and savings deposits quarter - over - quarter . Noninterest - bearing demand deposits represented 31% of total deposits at March 31, 2025. Estimated uninsured deposit liabilities were 44% of the total deposit liabilities. Brokered deposits remained low, at 1.1% of the deposit base. Note: Numbers may not add due to rounding Deposits 29% 29% 30% 30% 31% 24% 23% 22% 20% 19% $6,403 $6,329 $6,376 15% 16% 16% $6,436 16% $6,619 18% 1% 1% 1% 1% 1% 31% 33% 32% 31% 30% 1Q25 4Q24 3Q24 2Q24 1Q24 Time > $250K Money Market & Savings Demand Noninterest - bearing Time <= $250K Demand Interest - bearing ($ in millions) Deposits as of 1Q25 ($ in millions) Business Personal $2,969 45% $3,650 55% 24

25 $50.7 $48.6 $50.1 $53.4 $55.1 2.78% 2.69% 2.74% 2.91% 3.02% 1Q24 2Q24 3Q24 Net Interest Income 4Q24 1Q25 NIM NET INTEREST INCOME | NET INTEREST MARGIN ($ in millions) 2.91% 0.02% - 0.02% 0.13% - 0.02% 3.02% 4Q24 Loans Other IB liabilities 1Q25 Other earning IB - deposits assets Increase Decrease Net interest income for the fourth quarter was $55.1 million and net interest margin (taxable equivalent) was 3.02%, both up from the fourth quarter primarily due to a decrease in deposit interest expense. Net Interest Margin

# NET INTEREST INCOME SENSITIVITY

## Loan & Deposit Beta[1]



Loan Yield
4.14% 4.49% 4.79% 5.44% 5.60% 5.64% 5.78% 5.91% 6.02% 6.00% 6.04% 5.95% 5.90% 5.93%
Fed Funds Rate
0.50% 1.75% 3.25% 4.50% 5.00% 5.25% 5.50% 5.50% 5.50% 5.50% 5.50% 5.00% 4.50% 4.50%
Interest-bearing deposit cost
0.25% 0.40% 0.99% 2.08% 2.97% 3.37% 3.60% 3.97% 4.20% 4.28% 4.29% 4.22% 3.83% 3.67%
Change in FFds: 100 bps
Loan Beta: 11%
Deposit Beta: 62%
Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Aug-24 Sep-24 Dec-24 Mar-25

## Fed Funds Rate & Cost of CDs



Fed Funds Rate[3]
5.50% 5.50% 5.00% 4.55% 4.50%
Cost of CDs[2]
4.66% 4.78% 4.79% 4.50% 4.17%
1Q24 2Q24 3Q24 4Q24 1Q25

## Deposits – CD Maturities ($ in million)



Cost of CDs[4]
4.41% 4.09% 3.91% 3.83%
$728.3
$668.3
$60.0
$684.3
$594.3
$90.0
$479.8
$479.8
$419.8
$419.8
2Q25 3Q25 4Q25 1Q26
Wholesale
Retail

Numbers may not add due to rounding

(1) Loan yield and cost of interest-bearing deposit represent monthly average yield and cost, respectively. Fed funds rate represents the rate at the end of the month. Declining beta is measured monthly between August 2024, when the fed funds rate was 5.50%, and March 2025, when the fed funds rate was 4.50%.

(2) Cost of CDs and interest bearing-deposits for the month of March 2025 was 4.10% and 3.67%, respectively

(3) Fed funds rate represents the upper-target rate at the end of the quarter

(4) Represent weighted average contractual rates

26

27 29% $2.2 18% $1.4 9% $0.7 4% $0.3 40% $3.1 Service charges on deposit accounts Trade finance and other service charges and fees Servicing income Bank - owned life insurance All other operating income NONINTEREST INCOME $54.5 $51.6 $49.7 $55.2 $30.8 $25.6 $23.5 $23.0 $21.6 $32.2 7.23% 8.54% 8.54% 8.53% 7.82% 1Q24 2Q24 3Q24 SBA Loan Sales SBA Production 4Q24 1Q25 SBA Trade Premium $5.8 $6.1 $5.7 $5.5 $7.7 $0.4 $1.5 $8.1 $0.4 $1.6 $8.4 $0.3 $1.5 $7.4 $0.3 $1.4 $7.7 $0.2 $2.0 1Q24 2Q24 3Q24 Service charges, fees & other Gain on sale of SBA loans 4Q24 1Q25 Gain of sale of mortgage loans $6.6 (1) Numbers may not add due to rounding (1) Includes a $0.3 million BOLI benefit in 2Q24 and a $0.9 million gain on sale - and - leaseback of bank premises in 3Q24. Noninterest income for the first quarter was $7.7 million , up 5% from the fourth quarter, primarily because of a $0.6 million increase on gains from the sale of SBA loans. Noninterest Income 㸦 $ in millions 㸧 1Q25 Service Charges and Fees 㸦 $ in million 㸧 SBA 7(a) Loan Production and Sales 㸦 $ in million 㸧 (1)

NONINTEREST EXPENSE 28 (1) Includes a $1.6 million gain from the sale of an OREO property Noninterest expense was $35.0 million for the first quarter, up 1.3% from the fourth quarter of 2024, primarily reflecting a $1.6 million gain from the sale of a other real estate owned property in the fourth quarter. $35.0 $4.2 $1.5 $3.8 $4.5 ) $34.5 $3.9 (1 $1.8 $3.8 $4.5 $35.1 $4.4 $1.5 $3.8 $4.5 $35.3 $5.2 $1.7 $3.7 $4.3 $36.4 $4.8 $1.9 $3.6 $4.5 $21.0 $20.5 $20.9 $20.4 $21.6 1Q25 4Q24 3Q24 2Q24 1Q24 1.94% 1.89% 1.85% 1.82% 1.86% Noninterest expense / Average assets ($ in millions)

# ASSET QUALITY – DELINQUENT & CRITICIZED LOANS

The **$21.2 million** decrease in special mention loans in the first quarter was primarily driven by a **$19.5 million** upgrade of a C&I loan.

The $20.8 million increase in classified loans was primarily driven by a $20.0 million nonaccrual commercial real estate loan.

## Delinquent Loans[1] ($ in millions)



0.26%
0.22%
0.24%
0.30%
0.28%
Delinquent loans / Total loans
$15.8
$13.8
$15.0
$18.4
$17.3
$7.6
$6.1
$7.9
$10.7
$8.2
$8.2
$7.7
$7.1
$7.7
$9.1
1Q24
2Q24
3Q24
4Q24
1Q25
Equipment Finance Delinquent Loans
All Other Delinquent Loans

## Criticized Loans[2] ($ in millions)



1.39%
1.15%
2.56%
2.64%
2.62%
Criticized loans / Total loans
$86.0
$70.9
$160.0
$165.3
$164.9
$62.3
$36.9
$131.6 (3)
$139.6 (4)
$118.4 (5)
$23.7
$34.0
$28.4
$25.7
$46.5 (6)
1Q24
2Q24
3Q24
4Q24
1Q25
Classified
Special Mention

Numbers may not add due to rounding

(1) Represents loans 30 to 89 days past due and still accruing

(2) Includes nonaccrual loans of $14.0 million, $18.4 million, $13.6 million, $13.4 million, and $34.4 million as of 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25, respectively.

(3) Includes two special mention CRE loans of $109.7 million in the hospitality industry and a $20.1 million C&I loan in the healthcare industry.

(4) Includes two special mention CRE loans of $106.5 million in the hospitality industry, a $19.5 million C&I loan in the healthcare industry and a $12.4 million C&I relationship in the retail industry.

(5) Includes two special mention CRE loans of $105.8 million in the hospitality industry and a $12.2 million C&I relationship in the retail industry.

(6) Includes $20.0 million CRE loan designated nonaccrual at March 31, 2025.

29

30 Nonperforming assets were $ 35 . 7 million at the end of the first quarter, up from $ 14 . 4 million at the end of the fourth quarter . The increase was primarily driven by a $ 20 . 0 million commercial real estate loan designated nonaccrual during the first quarter . $14.0 $19.2 $15.5 $14.3 $35.6 $0.1 $0.8 $0.8 $0.1 $0.1 $14.1 $20.0 $16.3 $14.4 $35.7 4Q24 1Q25 1Q24 2Q24 3Q24 Nonperforming loans Note: Numbers may not add due to rounding OREO ASSET QUALITY – NONPERFORMING ASSETS & NONACCRUAL LOANS (1) Nonperforming assets exclude repossessed personal property of $1.3 million, $1.2 million, $1.2 million, $0.6 million, and $0.7 million for 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25, respectively; also excludes the $27.2 million held for sale nonperforming loan at 3Q24. (2) Specific allowance for credit losses for 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25, was $5.3 million, $6.8 million, $5.2 million, $6.2 million, and $11.8 million, respectively (3) RRE includes consumer loans (4) Includes a $20.0 million CRE loan at March 31, 2025 $9.6 $8.8 $8.2 $4.5 $2.8 $20.0 $14.3 $3.6 $1.9 (2) $35.5 3Q24 1Q25 1Q24 2Q24 Equipment Finance All other CRE and C&I < $3M (2) $14.0 $3.9 $3.2 $6.9 4Q24 RRE (3) (2) $19.2 $3.9 $5.9 $0.8 $8.6 All other CRE and C&I >= $3M (2) (2) $15.2 $3.7 $1.9 Nonperforming Assets (1) 㸦 $ in millions 㸧 0.26% 0.19% 0.21% 0.19% 0.46% Nonperforming assets / Total assets Nonaccrual Loans 㸦 $ in millions 㸧 (4)

31 $2.0 $2.1 $2.5 $2.9 $2.8 $1.3 $2.1 $0.1 $2.3 $0.2 $3.4 $0.5 $3.2 $0.4 Gross Charge - offs 㸦 $ in millions 㸧 $3.8 1Q24 2Q24 3Q24 Equipment Finance Charge - offs 4Q24 1Q25 All Other Loan Charge - offs ASSET QUALITY – GROSS & NET LOAN CHARGE - OFFS Net Charge - offs / Average loans Note: Numbers may not add due to rounding $1.6 $1.8 $2.0 $2.4 ($1.1) ($2.5) $2.0 ($0.1) $1.6 $1.8 $0.9 ($0.1) $1.9 0.10% 0.12% 0.06% - 0.01% 0.13% 4Q24 1Q25 All Other Net Charge - offs 1Q24 2Q24 3Q24 Equipment Finance Net Charge - offs Net charge - offs for the first quarter were $1.9 million . Net Charge - offs (Recoveries) 㸦 $ in millions 㸧

32 ACL TRENDS $70.6 $70.1 $69.2 $67.7 $68.3 1Q25 4Q24 3Q24 2Q24 1Q24 1.10% 1.11% 1.11% 1.12% 1.12% Allowance for credit losses ACL to Loans $0.2 $1.0 $2.3 $0.9 $2.4 1Q24 2Q24 3Q24 4Q24 Credit loss expense 1Q25 Allowance for credit losses was $ 70 . 6 million at March 31 , 2025 , or 1 . 12 % to total loans, compared with $ 70 . 1 million and 1 . 12 % at the end of the prior quarter . Allowance for Credit Losses 㸦 $ in millions 㸧 Credit Loss Expense 㸦 $ in millions 㸧

33 ACL ANALYSIS BY LOAN TYPE March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 ($ in millions) Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 3,878.5 $ 36.4 $ 3,888.5 $ 36.1 $ 3,932.1 $ 37.8 $ 3,949.6 $ 39.3 $ 3,975.7 $ 41.4 CRE 774.9 11.8 802.4 10.6 879.1 9.8 863.4 10.0 854.4 6.2 C&I 554.0 13.7 531.3 15.0 507.3 15.7 487.0 15.0 472.6 13.0 Equipment Finance 970.4 6.2 954.2 6.0 939.3 5.9 951.3 5.8 979.5 10.0 RRE & Consumer $ 6,177.8 $ 68.3 $ 6,176.4 $ 67.7 $ 6,257.7 $ 69.2 $ 6,251.3 $ 70.1 $ 6,282.2 $ 70.6 Total Note: Numbers may not add due to rounding

34 15 Year 68% 20 Year 20% SECURITIES PORTFOLIO $162 $205 $207 $129 $25 $26 $21 $15 $187 $231 $228 $144 2024 Actual 2027 2026 Interest 4% US Agy MBS - Residential 62% US Agy MBS - Commercial 14% US Agy CMO 8% Municipal 12% 9% US Agy 12% US Agy MBS - Residential 44% Municipal UST US Agy MBS - Commerical 7% US Agy CMO 8% 20% Available for Sale (1) $991 Million < 1 Year 10% 1 to 3 Year 21% 3 to 5 Years 44% > 5 Years 25% Unrealized Loss $84 Million US Agy Securities Duration 4.1 Years $439 Million 30 Year (2) 12% 2025 (3) Principal Note: Numbers may not add due to rounding (1) Based on the book value (2) 92% constitutes CRA bonds (3) 1Q25 observed $45.1 million of principle paydowns and $7.4 million of interest payments The $991 million securities portfolio (all AFS, no HTM) represented 13% of assets at March 31, 2025, and had a weighted average modified duration of 4.1 years with a $84 million in an unrealized loss position. Principal Paydowns 㸦 $ in millions 㸧 US Agy Residential MBS (Maturity)

35 LIQUIDITY (1) Rate at March 31, 2025, based on 3 - month SOFR + 166 bps (2) Issued in August 2021 and due in July 2031. Commencing on September 1, 2026, the interest rate resets quarterly to the 3 - month SOFR + 310 bps 14.4% 15.0% 15.5% 15.1% 15.3% 16.8% 17.9% 18.5% 17.9% 17.7% 16.1% 16.8% 17.3% 16.9% 17.2% 0.7% 0.4% 0.2% 0.9% 1.1% 1Q24 2Q24 3Q24 4Q24 1Q25 Liquid Assets to Total Assets Liquid Assets to Total Liabilities Liquid Assets to Deposits Brokered Deposits to Deposits Liquidity Position 㸦 $ in millions 㸧 Cash & Securities at Company - only 㸦 $ in millions 㸧 Company - only Subordinated Debentures 㸦 $ in millions 㸧 Liquidity Ratios % of Assets Balance 4.3% 329 $ Cash & cash equivalents 10.9% 835 Securities (unpledged) 0.1% 12 Loans available for Sale 15.3% 1,176 Liquid Assets 18.6% 1,430 FHLB available borrowing capacity 0.4% 27 FRB discount window borrowing capacity 1.8% 140 Federal funds lines (unsecured) available 20.8% 1,597 Secondary Liquidity Sources 36.1% 2,773 Bank Liquidity (Liquid Assets + Secondary Liquidity) Balance 7 $ Cash 43 Securities (AFS) 50 $ Amortized Rate Cost Par 5.96% 22 $ 27 $ 2036 Trust Preferred Securities 3.75% 109 110 2031 Subordinated Debt 131 $ 137 $ The Bank and the Company have ample liquidity resources at March 31, 2025. (1) (2)

36 9.23% 9.19% 9.42% 9.41% 9.59% 45% 31% 49% 48% 5% 11% 36% 18% 8% 6% 50% 53% 51% 43% 46% $15.2 $14.5 $14.9 $17.7 $17.7 1Q24 Dividend 2Q24 3Q24 Share Repurchase 4Q24 1Q25 Net Income - Retained (2) 10.23% 9.23% 10.20% 9.19% 10.15% 9.42% 10.32% 9.41% 10.37% 9.59% $22.86 $22.99 $24.03 $23.88 $24.49 1Q24 2Q24 3Q24 TCE/TA (1) 4Q24 1Q25 TCE/TA (w/o AFS securities AOCI) (1) (1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides (2) “Net Income – Retained” is equal to net income minus dividend payout and share repurchases CAPITAL MANAGEMENT TCE / TA (1) Prudent capital management while driving shareholder return through stable quarterly dividends and share repurchase program. Tangible book value per share (TBVPS) (1) increased to $24.49 at the end of the first quarter. Contributing to the increase was a $10.4 million decrease in unrealized after - tax losses on securities available for sale, and a $0.3 million decrease in unrealized after - tax losses on cash flow hedges, due to changes in interest rates during the first quarter of 2025. TBVPS (1) & TCE/TA (1) Dividend, Share Repurchase & TCE/TA (1) 㸦 $ in millions 㸧

37 REGULATORY CAPITAL 8.00% 6.00% 4.50% 2.50% 15.29% 14.40% 2.50% 12.47% 11.57% 10.50% 8.50% 2.50% 7.00% 12.13% 11.23% Total Capital Tier 1 Capital CET1 Capital Minimum Requirement Company Capital Conservation Buffer Pro Forma (1) 6.50% 13.35% 12.45% 8.00% 13.35% 12.45% 10.00% 14.48% 13.59% Total Capital Tier 1 Capital Bank CET1 Capital Well Capitalized Bank Pro Forma (1) (1) Pro forma illustrates capital ratios with unrealized AFS securities losses at March 31, 2025. Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Company The Company exceeds regulatory minimums and the Bank remains well capitalized at March 31, 2025.

LOAN PORTFOLIO DIVERSIFICATION (1) $105.2 million, or 2.6%, of the CRE portfolio are unguaranteed SBA loans (2) $52.2 million, or 6.1%, and $66.0 million, or 7.7%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively Retail 28% Hospitality 21% Office 14% Industrial 11% Multifamily 10% Mixed Use 3% Construction 2% Gas Station 5% Other 6% CRE Portfolio (1) $3,975M Manufacturing 29% Finance & Insurance 16% Retail Trade 7% Wholesale Trade 6% Real Estate Rental & Leasing 3% Healthcare 6% Other 33% C&I Portfolio (2) $854M • CRE (1) represents 63% of the total portfolio • C&I (2) represents 14% of the total portfolio. 38

California $2,564 64% New York $251 6% Texas $390 10% Illinois $103 3% Other $668 17% CRE Composition by State $3,975 ($ in millions) CRE PORTFOLIO GEOGRAPHICAL EXPOSURE 39 California $38 50% New York $17 22% Other $23 28% Construction by State $78 California $434 57% Texas $51 7% New York $8 1% Illinois $13 2% Other $262 33% Owner Occupied by State $768 California $1,866 69% Texas $238 9% $152 6% Illinois $79 3% New York Other $367 13% Investor (Non - owner Occupied) by State $2,702 California $226 53% Texas $101 24% New York $74 17% Other $15 3% Multifamily by State $428 Illinois $12 3%

40 LOAN PORTFOLIO DISTRIBUTION Residential Real Estate & Equipment Finance C&I CRE Equipment Finance Residential Real Estate Lines of Credit (2) Term (2) Construction (1) Multifamily Non - owner Occupied Owner Occupied ($ in millions) $473 $980 $443 $411 $79 $428 $2,702 $768 Total Balance $0.04 $0.54 $0.86 $0.36 $11.23 $2.74 $3.15 $1.08 Average $0.03 $0.46 $0.11 $0.07 $8.00 $1.09 $1.13 $0.37 Median $250 $419 $368 $355 $49 $306 $1,922 $567 Top Quintile Balance (3) $0.1 or more $0.7 or more $0.8 or more $0.2 or more $16.8 or more $2.6 or more $3.8 or more $1.2 or more Top Quintile Loan Size $0.12 $1.17 $4.44 $1.55 $24.50 $9.87 $11.30 $4.05 Top Quintile Average $0.09 $0.92 $2.00 $0.41 $24.50 $4.12 $7.59 $2.14 Top Quintile Median (1) Represents the total outstanding amount. Advances require authorization and disbursement requests, depending on the progress of the project and inspections. Advances are non - revolving and are made throughout the term, up to the original commitment amount (2) Term loans are a commitment for a specified term. Majority of the Lines of Credit are revolving, including commercial revolvers, with some non - revolvers (sub - notes and working capital tranches) (3) Top quintile represents top 20% of the loans

41 Total >3 Years 1 - 3 Years <1 Year ($ in millions) Real Estate Loans 1,108.7 $ 632.4 $ 311.4 $ 164.9 $ Retail 845.3 389.3 294.7 161.3 Hospitality 563.9 58.8 268.4 236.7 Office 1,379.1 564.1 509.9 305.1 Other 3,897.0 $ 1,644.6 $ 1,384.4 $ 868.0 $ Commercial Property 78.6 0.0 4.0 74.6 Construction 979.5 973.4 0.0 6.1 RRE/Consumer 4,955.1 $ 2,618.0 $ 1,388.4 $ 948.7 $ Total Real Estate Loans 854.5 324.5 199.2 330.8 C&I (1) 472.6 212.4 227.6 32.6 Equipment Finance 6,282.2 $ 3,154.9 $ 1,815.2 $ 1,312.1 $ Loans Receivable LOAN PORTFOLIO MATURITIES Note: numbers may not add due to rounding (1) $308.3 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year

# USKC(1) LOANS & DEPOSITS

USKC portfolio represented **$931.9 million**, or **15%** of the loan portfolio, and **$968.5 million**, or **15%** of the deposit portfolio.

USKC CRE portfolio had a weighted average debt coverage ratio[2] of 1.96x and weighted average loan-to-value[2] of 54.9%.

## USKC Loans by Product[3] ($ in millions)


$834
$865
$918
$937
$932
24%
28%
26%
24%
24%
76%
72%
74%
76%
76%
1Q24
2Q24
3Q24
4Q24
1Q25
CRE
C&I

## USKC Deposits by Product[4] ($ in millions)


$848
$867
$798
$823
$969
62%
59%
54%
53%
57%
34%
36%
41%
42%
37%
1Q24
2Q24
3Q24
4Q24
1Q25
Demand Noninterest-bearing
Money Market & Savings

## USKC Loans – Top 10 Industries (as of 1Q25)


Auto Part Manufacturer 28%
RE Investment 27%
Hotel 20%
Food 5%
Polyester Manufact 3%
Education 3%
Wholesale - household products 3%
Golf Course 2%
Electronics/Home Appliances 2%
Computer Equipment Manufac 2%
Other 5%

## USKC Deposits – Top 10 Industries (as of 1Q25)


Auto Part Manufac 20%
Electronics/Home Appliances 10%
Steel 9%
RE Investment/Leasing 7%
Food 7%
All Other Financial Investment Activities 6%
Hospitality 3%
Holdings 3%
Electrical Auto Parts 3%
Rental 3%
Other 29%

(1) U.S. subsidiaries of Korean corporations
(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently
(3) Includes $20.0 million CRE loan designated nonaccrual at March 31, 2025
(4) Time deposits, not illustrated, represent the remainder to add to 100%.

42

Rate Distribution Portfolio by State Fixed 64% Variable 36% OFFICE LOAN PORTFOLIO 43 (1) Segment represents exposure in CRE and excludes $17.3 million in construction. 3.8% of the portfolio is owner occupied (2) SBA CRE office loans were $5.9 million, or 1.05% of total office loans, at March 31, 2025 (3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (4) Includes $20.0 million CRE loan designated nonaccrual at March 31, 2025 The CRE office portfolio (1) was $564.0 million (2) at March 31, 2025, representing 9% of the total loan portfolio. $4.5M Average balance of the portfolio 2.02x Weighted average debt coverage ratio (3) of the segment 55.27% Weighted average loan to value (3) of the segment 45.86% of the portfolio is expected to reprice in 1 to 3 months 3.55% of the office portfolio was represented by delinquent loans 4.69% of the office portfolio was represented by criticized loans (4) Remaining = 3% 80% 12% 4% 1%

44 HOSPITALITY SEGMENT (1) SBA loans in the hospitality segment were $20.8 million, or 2.5% of total hospitality loans, at March 31, 2025 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas Hospitality segment represented $845.3 million (1) , or 13% of the total loan portfolio and 21% of the total CRE portfolio at March 31, 2025. $4.4M Average balance of the segment (excluding construction) 2.1x Weighted average debt coverage ratio (2) of the segment 51.44% Weighted average loan to value (2) of the segment $109.3M or 12.94%, of the hospitality segment was criticized as of March 31, 2025 $2.2M in four nonaccrual loans included in the segment - one in a metropolitan (3) area in Texas, and one each in suburban/destination areas in Michigan, Tennessee, and Colorado Metropolitan (3) 58% Destination / Suburban (3) 28% Resort 7% Airport 5% Convention Center 2% Hospitality by Type

45 RETAIL SEGMENT Retail segment represents $1.11 billion (1) , or 18% of the total loan portfolio and 28% of the total CRE portfolio at March 31, 2025. $1.5M Average balance of the segment 2.01x Weighted average debt coverage ratio (2) of the segment 46.11% Weighted average loan to value (2) of the segment $3.2M or 0.29%, of the retail segment was criticized at March 31, 2025 $1.0M or 0.09%, of the retail segment was on nonaccrual status at March 31, 2025 California 71% Texas 12% Illinois Georgia 2% 3% Other 12% Percentage of Portfolio (1) SBA loans in the retail segment are $77.3 million, or 6.97% of total retail loans, at March 31, 2025 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently

46 Residential Portfolio RRE Portfolio RESIDENTIAL REAL ESTATE PORTFOLIO The RRE (1) portfolio was $979.5 million at March 31, 2025, representing 16% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43% and minimum FICO scores of 680. 27.1% Fixed Non - QM 92% (3) Jumbo Non - QM 6% (4) QM 2% (2) (1) RRE includes $1.3 million of Home Equity Line of Credit (HELOC) and $6.2 million in consumer loans (2) QM loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules Residential Real Estate Portfolio 72.9% Variable 0.66% 0.53% 12.7% 87.3% Reset within the Reset after next 12 months 12 months 0% Total 30 - 59 days 60 - 89 days delinquencies delinquency category delinquency category $2.8M / 0.29% on nonaccrual status at March 31, 2025 Percentage of Portfolio

4% 6% 4% Remaining = 44% 13% 10% 4% 8% 4% 3% EQUIPMENT FINANCE PORTFOLIO 47 Transportation 22% Construction 14% Waste Management 12% Manufacturing 12% Professional Services 6% Retail Trade 5% Healthcare 5% Agriculture 3% Wholesale Trade 4% Other Services 3% Other 14% Portfolio by Industry (1) Other includes hospitality and real estate of 3% and 3%, respectively Equipment finance portfolio represented $472.6 million , or 8% of the loan portfolio, at March 31, 2025 Portfolio by Equipment 32% 7% 7% 7% 4% 4% 4% 4% 3% 28% Portfolio by State (1)

# 1Q25 FINANCIAL SUMMARY

| ($ in millions, except EPS) | March 31, 2025 | | December 31, 2024 | | March 31, 2024 | | Change (1) Q/Q | Change (1) Y/Y |
|---|---|---|---|---|---|---|---|---|
| **Income Statement Summary** | | | | | | | | |
| Net interest income before credit loss | $ | 55.1 | $ | 53.4 | $ | 50.7 | 3.1% | 8.8% |
| Noninterest income | | 7.7 | | 7.4 | | 7.7 | 5.0% | -0.1% |
| Operating revenue | | 62.8 | | 60.8 | | 58.4 | 3.3% | 7.6% |
| Noninterest expense | | 35.0 | | 34.5 | | 36.4 | 1.3% | -4.0% |
| Preprovision net revenue | | 27.8 | | 26.3 | | 21.9 | 5.9% | 26.8% |
| Credit loss (recovery) expense | | 2.7 | | 0.9 | | 0.2 | 187.9% | 1,098.7% |
| Pretax income | | 25.1 | | 25.3 | | 21.7 | -0.8% | 15.6% |
| Income tax expense | | 7.4 | | 7.6 | | 6.6 | -2.5% | 13.6% |
| **Net income** | **$** | **17.7** | **$** | **17.7** | **$** | **15.2** | **-0.1%** | **16.5%** |
| **EPS-Diluted** | **$** | **0.58** | **$** | **0.58** | **$** | **0.50** | | |
| **Selected Balance Sheet Items** | | | | | | | | |
| Loans receivable | $ | 6,282 | $ | 6,251 | $ | 6,178 | 0.5% | 1.7% |
| Deposits | | 6,619 | | 6,436 | | 6,376 | 2.9% | 3.8% |
| Total assets | | 7,729 | | 7,678 | | 7,512 | 0.7% | 2.9% |
| Stockholders' equity | $ | 751 | $ | 732 | $ | 703 | 2.6% | 6.9% |
| TCE/TA(2) | | 9.59% | | 9.41% | | 9.23% | 18 | 36 |
| **Performance Metrics** | | | | | | | | |
| Return on average assets | | 0.94% | | 0.93% | | 0.81% | 1 | 13 |
| Return on average equity | | 8.92% | | 8.89% | | 7.90% | 3 | 102 |
| Net interest margin | | 3.02% | | 2.91% | | 2.78% | 11 | 24 |
| Efficiency ratio | | 55.69% | | 56.79% | | 62.42% | (110) | (673) |

Note: numbers may not add due to rounding
(1) Percentage change calculated from dollars in thousands; change in basis points for selected balance sheet items and performance metrics
(2) Non-GAAP financial measure, refer to the non-GAAP reconciliation slide

48

## NON-GAAP RECONCILIATION:

# TANGIBLE COMMON EQUITY TO TANGIBLE ASSET RATIO

| ($ in thousands, except per share data)<br>**Hanmi Financial Corporation** | **March 31, 2025** | **December 31, 2024** | **September 30, 2024** | **June 30, 2024** | **March 31, 2024** |
|---|---|---|---|---|---|
| Assets | $ 7,729,035 | $ 7,677,925 | $ 7,712,299 | $ 7,586,347 | $ 7,512,046 |
| Less goodwill and other intangible assets | (11,031) | (11,031) | (11,031) | (11,048) | (11,074) |
| Tangible assets | $ 7,718,004 | $ 7,666,894 | $ 7,701,268 | $ 7,575,299 | $ 7,500,972 |
| | | | | | |
| Stockholders' equity [1] | $ 751,485 | $ 732,174 | $ 736,709 | $ 707,059 | $ 703,100 |
| Less goodwill and other intangible assets | (11,031) | (11,031) | (11,031) | (11,048) | (11,074) |
| Tangible stockholders' equity [1] | $ 740,454 | $ 721,143 | $ 725,678 | $ 696,011 | $ 692,026 |
| Add AFS securities AOCI | 60,035 | 70,342 | 55,790 | 76,443 | 75,537 |
| Tangible stockholder equity without AFS securities AOCI [1] | $ 800,489 | $ 791,485 | $ 781,468 | $ 772,454 | $ 767,563 |
| | | | | | |
| Stockholders' equity to assets | 9.72% | 9.54% | 9.55% | 9.32% | 9.36% |
| Tangible common equity to tangible assets (TCE/TA) [1] | 9.59% | 9.41% | 9.42% | 9.19% | 9.23% |
| TCE/TA (w/o AFS securities AOCI) [1] | 10.37% | 10.32% | 10.15% | 10.20% | 10.23% |
| | | | | | |
| Common shares outstanding | 30,233,514 | 30,195,999 | 30,196,755 | 30,272,110 | 30,276,358 |
| Tangible common equity per common share | $ 24.49 | $ 23.88 | $ 24.03 | $ 22.99 | $ 22.86 |

(1) There were no preferred shares outstanding at the periods indicated

49

50 NON - G A A P R E C O N C I L I A T I O N : PRO FORMA REGULATORY CAPITAL Bank (1) Company (1) ($ in thousands) Total Risk - based Tier 1 Common Equity Tier 1 Total Risk - based Tier 1 Common Equity Tier 1 $941,548 $868,057 $868,057 $994,327 $810,836 $788,625 Regulatory capital (60,035) (60,035) (60,035) (59,932) (59,932) (59,932) Unrealized losses on AFS securities $881,513 $808,022 $808,022 $934,395 $750,904 $728,693 Adjusted regulatory capital $6,502,730 $6,502,730 $6,502,730 $6,503,188 $6,503,188 $6,503,188 Risk weighted assets (13,538) (13,538) (13,538) (12,931) (12,931) (12,931) Risk weighted assets impact of unrealized losses on AFS securities $6,489,192 $6,489,192 $6,489,192 $6,490,257 $6,490,257 $6,490,257 Adjusted Risk weighted assets 14.48% 13.35% 13.35% 15.29% 12.47% 12.13% Regulatory capital ratio as reported - 0.89% - 0.90% - 0.90% - 0.89% - 0.90% - 0.90% Impact of unrealized losses on AFS securities 13.59% 12.45% 12.45% 14.40% 11.57% 11.23% Pro forma regulatory capital ratio Note: numbers may not add due to rounding (1) Pro forma capital ratios at March 31, 2025.